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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-9601

       Date of Report (date of earliest event reported): May 11, 2005


                         K-V PHARMACEUTICAL COMPANY
           (Exact name of registrant as specified in its charter)


              DELAWARE                                  43-0618919
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)

        2503 SOUTH HANLEY ROAD
         ST. LOUIS, MISSOURI                               63144
 (Address of principal executive offices)                (Zip Code)



                               (314) 645-6600
            (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act.
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act.
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


                  On May 11, 2005, K-V Pharmaceutical Company (the "Registrant") issued a press release providing preliminary comments on its results for the fourth quarter of its fiscal year ended March 31, 2005. That press release also reports the execution of two agreements enhancing the Registrant's branded and generic product development pipelines. A copy of that press release is filed as an exhibit to this report and is incorporated here by reference.

                  The information in this report, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. K-V Pharmaceutical Company has posted this form 8-K on its internet website at www.kvpharmaceutical.com.

Item  9.01        Financial Statements and Exhibits.

                  (c) The following exhibit is filed as part of this report:

                  Exhibit Number                  Description
                  --------------                  -----------

                       99 Press Release dated May 11, 2005, issued by KV Pharmaceutical Company



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                                 SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 11, 2005

                                       K-V PHARMACEUTICAL COMPANY



                                       By: /s/ Richard H. Chibnall
                                          -------------------------------------
                                          Richard H. Chibnall
                                          Vice President, Finance





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